                                                                    EXHIBIT 10-S











                                [TRUE VALUE LOGO]



                            TRANSITION INCENTIVE PLAN



                                  March 1, 2005





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CONTENTS


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Article 1. Establishment, Objectives, and Duration                      1

Article 2. Definitions                                                  1

Article 3. Administration                                               2

Article 4. Eligibility and Participation                                2

Article 5. Transitional Incentive Amount                                2

Article 6. Rights of Employees                                          2

Article 7. Change in Corporate Structure                                3

Article 8. Modification, and Termination                                3

Article 9. Withholding                                                  3

Article 10. Successors                                                  4

Article 11. Legal Construction                                          4

EXHIBIT A                                                               5

EXHIBIT B                                                               6

EXHIBIT C                                                               7

TRUE VALUE COMPANY
TRANSITION INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION


     1.1. ESTABLISHMENT OF THE PLAN. True Value Company (the "Company") established the Transition Incentive Plan (hereinafter referred to as the "Plan") to assist in the transition of current Company officers who were eligible participants in the Supplemental Retirement Plan (hereinafter referred to as the "SRP") prior to its amendment, which became effective January 1, 2005.

     1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize shareholder value of the Company through the retention of its key leaders, provide a transitional award based upon the reduction in the company's SRP, and to provide market compensation.

     1.3. DURATION OF THE PLAN. The Plan described herein became effective March 1, 2005. The Plan will terminate on the date Awards are paid.

ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1. "ADMINISTRATIVE COMMITTEE" means the committee appointed to administer the Plan on a day-to-day basis in accordance with Section 3.

     2.2. "AWARD" means the monetary award a Participant (as hereinafter defined) may receive pursuant to the Plan.

     2.3. "BOARD" means the Board of Directors of the Company.

     2.4. "CHANGE IN CORPORATE STRUCTURE" means the occurrence of either of the following events:

          (i) A merger, consolidation, or reorganization of the Company with or involving any other corporation or entity; provided, however, that a Change in Corporate Structure shall not be deemed to have occurred by reason of a transaction (or a substantially related concurrent or related series of transactions) upon the completion of which 50% or more of the voting power of the Company, the surviving entity or corporation directly or indirectly controlling the Company or surviving entity, as the case may be, is held by the same persons as held the voting power of the Company immediately prior to such transaction or related transactions; or

          (ii) The sale or disposition of all or substantially all of the Company's assets.

     2.5. "COMPANY" means True Value Company, and any successor thereto as provided in Article 10 herein.


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     2.6. "DISABILITY" shall have the meaning ascribed to such term in the
          Participant's governing disability plan, or if no such plan exists, at the discretion of the Administrative Committee.

     2.7. "EFFECTIVE DATE" shall have the meaning ascribed to such term in
          Section 1.3 hereof.

     2.8. "PARTICIPANT" means those individuals set forth on Exhibit A of this Plan document.

ARTICLE 3. ADMINISTRATION

     THE ADMINISTRATIVE COMMITTEE. The day-to-day operation and administration of the Plan shall be performed by a committee consisting of the Company's Senior Vice President of Human Resources and Communications, Senior Vice President and Chief Financial Officer and Senior Director - Talent Acquisition and Reward & Recognition Systems (the "Administrative Committee).

ARTICLE 4. ELIGIBILITY AND PARTICIPATION

     ELIGIBILITY. Only those individuals identified on Exhibit A may participate in the Plan.

ARTICLE 5. TRANSITIONAL INCENTIVE AMOUNT

     5.1. AWARD. Eligible Participants will receive a cash Award, subject to all applicable withholdings, based upon the following formula:

     Sixteen percent (16%) times the sum of: 1.) the participant's annual base salaries in calendar years 2005, 2006 and 2007; plus, 2.) actual awards paid under the Executive Incentive Plan ("EIP") for calendar years 2005, 2006, and 2007.

Exhibit B provides an example calculation.

     5.2. FORM AND TIMING OF PAYMENT OF TRANSITION AWARDS. Subject to Articles 7 and 8, payment of Awards under this Plan will take place no later than March 31, 2008, subject to the condition that the Participant must be an employee of the Company throughout the Plan's term.

     5.3. TERMINATION OF EMPLOYMENT. In the event of a Participant's voluntary or involuntary termination of employment with the Company, any Award shall be forfeited.

ARTICLE 6. RIGHTS OF EMPLOYEES

     Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

ARTICLE 7. CHANGE IN CORPORATE STRUCTURE

     Upon a Change in Corporate Structure, unless otherwise specifically prohibited under applicable laws, Awards shall be paid on the effective date of the Change in Corporate Structure pursuant to the following formula:

     1.) The sum of the Participant's base salary plus EIP award for each full calendar year the Plan has been in effect; plus,


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     2.)  In the event of less than full calendar year, the annualized base salary in effect on the effective date of the Change in Corporate structure [current base semi-monthly rate multiplied by 24], plus, the product of the EIP participant's target multiplied by the annualized base salary;

     3.) The sum of 1 and 2 above will be multiplied by sixteen percentage (16.0%) to calculate the TIP Award.

     4.) In the event that there are multiple years remaining in the life of the Plan as of the effective date of the Change in Corporate structure, the product of 2 above will be used for both the initial partial year and for each succeeding full year under the Plan.

Exhibit C provides an example calculation.

ARTICLE 8. MODIFICATION, AND TERMINATION

     8.1. MODIFICATION AND TERMINATION. Subject to the terms of the Plan, the Board of Directors may, at any time, suspend and/or terminate the Plan in whole or in part. However, should the Board of Directors take any such action, payment of the Participant's Awards shall be accelerated and become immediately payable as set forth in Article 7 on the effective date of such termination or suspension.

     8.2. CESSATION OF BUSINESS; INSOLVENCY. Notwithstanding any provision of the Plan to the contrary, this Plan shall terminate without any further obligation by the Company to pay Awards to any person if the Company files, or permits to be filed, any action or proceeding in any court of competent jurisdiction under any bankruptcy, reorganization, arrangement, insolvency, readjustment, dissolution, or liquidation statute or law of any jurisdiction or relinquishment by the Company of possession or control of its assets or business, even temporarily, to any trustee or receiver with power to take charge, possession, control or custody of its business or its assets or upon the Company making a general assignment for the benefit of its creditors.

ARTICLE 9. WITHHOLDING

     The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

ARTICLE 10. SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 11. LEGAL CONSTRUCTION

     11.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

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     11.2. RELATION TO PENSION PLANS. Awards received under the Plan shall not be treated as eligible compensation under the Company's tax-qualified pension plan or the True Value Company Supplemental Retirement Plan.

     11.3. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     11.4. REQUIREMENTS OF LAW. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

     11.5. GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Illinois.

This Plan became effective on March 1, 2005.




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EXHIBIT A:   ELIGIBLE PARTICIPANTS

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     NAME                                        TITLE
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Cathy Anderson                   SVP & General Counsel
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Michael Haining                  SVP & Logistics & Manufacturing
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Jon Johnson                      VP - Retail Finance
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Manfred Kirst                    VP - Retail & Specialty Business Development
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Steven Mahurin                   SVP & CMO
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Amy Mysel                        SVP - Human Resources & Communications
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David Shadduck                   SVP & CFO
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Barbara Wagner                   VP & Corporate Treasurer
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Leslie Weber                     SVP & CIO
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Carol Wentworth                  VP - Marketing
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
EXHIBIT B:  TRANSITIONAL INCENTIVE PLAN CALCULATION EXAMPLE

-------------------------------------------------------------------------------------------------------------------------
               BASE SALARY DURING THE PERIOD
               -----------------------------
                                                                                                    EARNINGS ATTRIBUTABLE
   CALENDAR     JANUARY 1 -      APRIL 1 -                  ANNUAL ELIGIBLE   "AT TARGET" AWARD       TO THE TRANSITION
     YEAR        MARCH 31       DECEMBER 31    % INCREASE    BASE EARNINGS      UNDER EIP [40%]        INCENTIVE PLAN
-------------------------------------------------------------------------------------------------------------------------
     2005        $180,000         $185,400           --         184,050            $ 73,620              $257,670
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     2006        $185,400         $191,000          3.0%        189,600            $ 75,840              $265,440
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     2007        $191,000         $196,700          3.0%        195,275            $ 78,110              $273,385
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                                               TOTALS:          568,925            $227,570              $796,495
                                               --------------------------------------------------------------------------
                                               PLAN PERCENTAGE:                                              16.0%
                                               --------------------------------------------------------------------------
                                               TRANSITION INCENTIVE PLAN AWARD PAID IN 2008:             $127,439
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

Assumptions:

1. The example incumbent receives a 3% merit increase on April 1 of each year during the Plan.

2. The example incumbent gets an Executive Incentive Plan [EIP] Target of 40% of eligible base earnings per year.

3. The example incumbent's performance and the Company's fiscal performance provide an "At Target" award in each year during the lifetime of the Plan.

EXHIBIT C: TRANSITIONAL INCENTIVE PLAN CALCULATION EXAMPLES APPLICABLE TO A CHANGE IN CORPORATE STRUCTURE

EXAMPLE ONE: CHANGE OF CORPORATE STRUCTURE OCCURRING ON JULY 1, 2005

January 1, 2005 Salary:    180,000
April 1, 2005 Salary:      185,400

-----------------------------------------------------------------------------
                                 2005        2006       2007         TOTAL
-----------------------------------------------------------------------------
Base Salary:                   185,400     185,400    185,400        556,200
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EIP Target:                     74,160      74,160     74,160        222,480
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                                                       Total:        778,680
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               Application of TIP percentage:                           16.0%
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TIP Award if Change of Corporate Structure Rook Place in July 2005:  124,589
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

EXAMPLE TWO: CHANGE OF CORPORATE STRUCTURE OCCURRING ON JULY 1, 2006

January 1, 2006 Salary:    185,400
April 1, 2006 Salary:      191,000

------------------------------------------------------------------------------------------------------------------------
               BASE SALARY DURING THE PERIOD
               -----------------------------                                                     EARNINGS ATTRIBUTABLE
                JANUARY 1 -    APRIL 1 -                 ANNUAL ELIGIBLE   "AT TARGET" AWARD      TO THE  TRANSITION
CALENDAR YEAR   MARCH 31      DECEMBER 31    %INCREASE     BASE EARNINGS     UNDER EIP [40%]        INCENTIVE PLAN
------------------------------------------------------------------------------------------------------------------------
    2005           $180,000      $185,400        --              184,050             $73,620                  $257,670
------------------------------------------------------------------------------------------------------------------------

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                                             2006       2007         TOTAL
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
Base Salary:                               191,000     191,000       382,000
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EIP Target:                                 76,400      76,400       152,800
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                                                        Total:       792,470
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                                Application of TIP percentage:          16.0%
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TIP Award if Change of Corporate Structure Rook Place in July 2005:  126,795
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

EXAMPLE THREE: CHANGE OF CORPORATE STRUCTURE OCCURRING ON JULY 1, 2007

January 1, 2007 Salary:    191,000
April 1, 2007 Salary:      196,700

------------------------------------------------------------------------------------------------------------------------
               BASE SALARY DURING THE PERIOD
               -----------------------------                                                     EARNINGS ATTRIBUTABLE
                JANUARY 1 -    APRIL 1 -                 ANNUAL ELIGIBLE   "AT TARGET" AWARD      TO THE  TRANSITION
CALENDAR YEAR   MARCH 31      DECEMBER 31    %INCREASE     BASE EARNINGS     UNDER EIP [40%]        INCENTIVE PLAN
------------------------------------------------------------------------------------------------------------------------
    2005         $180,000       $185,400         --          184,050            $73,620                $257,670
------------------------------------------------------------------------------------------------------------------------
    2006         $185,400       $191,000        3.0%         189,600            $75,840                $265,440
------------------------------------------------------------------------------------------------------------------------

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                                                        2007         TOTAL
-----------------------------------------------------------------------------
Base Salary:                                           196,700       196,700
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EIP Target:                                             78,680        78,680
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                                                       Total:        798,490
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                               Application of TIP percentage:           16.0%
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TIP Award if Change of Corporate Structure Rook Place in July 2005:  127,758
-----------------------------------------------------------------------------

Assumptions:

1. The example incumbent receives a 3% merit increase on April 1 of each year during the Plan.

2. The example incumbent gets an Executive Incentive Plan [EIP] Target of 40% of eligible base earnings per year.

3. The example incumbent's performance and the Company's fiscal performance provide an "At Target" award in each year during the lifetime of the Plan.

                                      -7-